Exhibit 10.3

FIRST AMENDMENT TO
STOCK PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT (the “Amendment”) to that certain Stock Purchase and Sale Agreement dated as of April 29, 2013 (the “Purchase Agreement”) is entered into this      day of November 2014 by and among Courier New Media, Inc., a Massachusetts corporation (“Acquiror”), FastPencil, Inc., a Delaware corporation (the “Company”), all of the holders of capital stock of the Company (each a “Seller,” and collectively, the “Sellers”), and Steven K. Wilson as Holder Representative. Defined terms used herein and not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, the parties desire to amend the Agreement as set forth herein;

NOW THEREFORE, in return for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree that the Agreement is amended as follows:

1.              The definition of “First Earnout Amount” is hereby amended to be “$5,500,000.”

2.              The Agreement shall remain in full force and effect as amended hereby.

The undersigned hereby agree to this First Amendment to the Purchase Agreement as of the date first above written.

COURIER NEW MEDIA, INC.		STEVEN K. WILSON, AS HOLDER REPRESENTATIVE, AND BY AND ON BEHALF OF ALL SELLERS UNDER THE PURCHASE AGREEMENT

By:	/s/ Rajeev Balakrishna	By:	/s/ Steven K. Wilson
Name:	Rajeev Balakrishna	Name:	Steven K. Wilson
Title:	SVP & GC	Title:	Holder Representative
Date:	11/5/14	Date:	11/5/14

FASTPENCIL, INC.

By:	/s/ Rajeev Balakrishna
Name:	Rajeev Balakrishna
Title:	SVP & GC
Date:	11/5/14